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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 27, 2000


                           WESTERN DIGITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   001-08703               95-264-7125
(State or Other Jurisdiction       (Commission             (IRS Employer
 of Incorporation)                  File Number)        Identification No.)


              8105 Irvine Center Drive
              Irvine, California                             92618
     (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code:      (949) 932-5000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

       On July 27, 2000, the Registrant issued a press release announcing its fourth quarter and year-end results. Attached hereto as Exhibit 99 and incorporated by reference herein is a copy of the July 27, 2000 press release.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit        Description
--------       ---------------
99             Press Release dated July 27, 2000.


                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 28, 2000
                                        WESTERN DIGITAL CORPORATION


                                        By:   /s/ Michael A. Cornelius
                                           -------------------------------------
                                           Michael A. Cornelius
                                           Vice President, Law and
                                           Administration and Secretary



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                                  EXHIBIT INDEX



Exhibit No.                           Document
-----------                           --------
Exhibit 99                   Press Release issued July 27, 2000.



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